                                                                    EXHIBIT 32.2

                                  CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Hanmi Financial Corporation (the "Company") on Form 10-Q for the three-month period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Winiarski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

      (c) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2004

                                                 /s/ Michael J. Winiarski
                                                 ------------------------
                                                 Michael J. Winiarski
                                                 Senior Vice President and Chief
                                                 Financial Officer
                                                 [Principal Financial Officer]

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.